UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): August 27, 2021

BEYOND MEAT, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38879	26-4087597
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
119 Standard Street
El Segundo, California 90245
(Address of principal executive offices, including zip code)

(866) 756-4112
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	BYND	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 7.01. Regulation FD Disclosure.

On August 31, 2021, Beyond Meat, Inc. ("Beyond Meat") issued a press release announcing that the Los Angeles Superior Court ruled in favor of Beyond Meat granting its motion for summary adjudication on Don Lee Farms' claims for misappropriation of trade secrets and unfair competition. Beyond Meat will vigorously defend against Don Lee Farms’ remaining claims against Beyond Meat, which are premised on Beyond Meat’s alleged breach of the parties’ contract and Don Lee Farms’ allegation that it was fraudulently induced to continue working with Beyond Meat. Beyond Meat also intends to pursue its own claims against Don Lee Farms at trial, which is now set for May 16, 2022. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

The information in this Current Report on Form 8-K (including Exhibit 99.1) will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

In accordance with General Instruction B.2 of Form 8-K, the information contained or incorporated in this Item 7.01, including the press release furnished herewith as Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Press release of Beyond Meat, Inc. dated August 31, 2021
104	Cover page interactive data file (embedded with the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEYOND MEAT, INC.

By:	/s/ Teri L Witteman
Teri L. Witteman
Chief Legal Officer and Secretary

Date: August 31, 2021